UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2025

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

SECTION 1      REGISTRANTS BUSINESS AND OPERATIONS

Item 1.05 Material Cybersecurity Incident.

On August 25, 2025, Wytec International, Inc. (the “Company”) became aware of a cybersecurity incident in which a bad actor published a defaced website at the Company’s web address, wytecintl.com. After the Company restored the website from back-ups, the bad actor was able to deface the website again. To date the Company has received no contact from the bad actor, nor is it aware of any reason for this attack. On August 25, 2025, the Company took the website down, placing a temporary page on the site, while the Company continues to review the entire web platform, so that the site may return as soon as security has been confirmed. The Company anticipates these measures will lead to the full restoration and functionality of the Company’s website. Moving forward, the Company plans on taking appropriate steps, including implementing additional cybersecurity measures, to prevent further attacks. As a result of this incident, in addition to losses arising from the website being inoperable, the Company was forced to cancel a seminar scheduled for September 2, 2025. The financial losses from this incident are difficult to quantify at this point, but will likely be significant. The Company is working with forensic specialists and has reported the matter to the Federal Bureau of Investigations. The Company will provide updated guidance regarding how it will further address this incident once its full assessment is complete.

Forward-Looking Statements

This report may contain forward-looking statements concerning future events or anticipated performance by the Company. These statements reflect management’s current expectations but are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: August 29, 2025	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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